UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

FIRST CENTURY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-11671	55-0628089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Federal Street

Bluefield, West Virginia 24701

(Address of Principal Executive Offices)

(304) 325-8181

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST CENTURY BANKSHARES, INC.

FORM 8-K

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 15, 2005, the Board of Directors of First Century Bankshares, Inc. (the “Company”) adopted amendments to the Company’s Bylaws to bring the Company’s Bylaws into compliance with the West Virginia Business Corporation Act, which was amended in 2002. A description of the provisions that were adopted or changed by amendment is set forth below. In addition, a complete copy of the Company’s bylaws, as amended, is filed as Exhibit 3(ii) and is incorporated herein by reference.

Article/ Section	Applicable Code Provision	Revisions
Article II Section 2	No applicable code provision	Changed the annual meeting to the third Tuesday of April of each year.

Article II Section 3	W.Va. Code § 31D-7-702	The second sentence was revised to provide shareholders owning at least ten percent (10%) of the outstanding shares the right to request a meeting as opposed to a majority of the shareholders.

Article II Section 4	W.Va. Code § 31D-7-705	The number of days required to deliver a notice of meeting was changed from fifty days to sixty days.

Article II Section 5	W.Va. Code § 31D-7-725	The following sentence was added to the end of the paragraph: “The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.”

Article II Section 6	W.Va. Code § 31D-7-722	The following two sentences were added: “A shareholder may vote by proxy by executing an appointment form and delivering or mailing it to the corporation or by electronic transmission of the appointment. The appointment may be executed by the shareholder or by his duly authorized attorney in fact.”

Article II Section 7	W.Va. Code § 31D-7-722 W.Va. Code § 31D-7-707

The time period to fix the record date was increased from fifty days to seventy days.

If a meeting is adjourned to more than 120 days after the date of the original meeting, then a new record date must be declared. This requirement was added to the end of the paragraph and reads as follows:

“, unless the meeting is adjourned to more than one hundred twenty days after the date fixed for the original meeting. If the meeting is adjourned to more than one hundred twenty days after the date fixed for the original meeting, then the board of directors shall declare a new record date.”

Article II Section 8 (New)	W.Va. Code § 31D-7-704

The following new section was added to permit shareholders to act by written agreement in lieu of meeting:

“WRITTEN AGREEMENT IN LIEU OF MEETING. Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of such shareholders may be dispensed with if all of the shareholders who would have been entitled to vote upon the action, if such meeting were held, shall agree in writing to such corporate action being taken, and such agreement shall have like effect and validity as though the action were duly taken by the unanimous action of all shareholders entitled to vote at a meeting of such shareholders duly called and legally held. The agreement of the shareholders must be evidenced by one or more written consents, signed by all the shareholders entitled to vote, bearing the date of signature of each shareholder and describing the corporate action taken. The agreement must be delivered to the corporation for inclusion in the minutes or for filing in the corporate records.”

Article II Section 9 (New)	W.Va. Code § 31D-7-720

The following new section was added to incorporate the requirements in the revised corporate code relating to shareholders’ lists:

“VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be available for inspection by any shareholder, beginning two (2) business days after notice of the meeting is given, and continuing through the meeting.”

Article II Section 10 (New)	W.Va. Code § 31D-7-721 and § 31D-7-724

The following new section was added to clarify when the corporation must accept votes:

“VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provisions, as the board of directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name as long as such administrator, executor, guardian or conservator provides the corporation with evidence of such status acceptable to the corporation. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee (other than a trustee in bankruptcy) shall be entitled to vote shares held by him without a transfer of such shares into the trustee’s name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.”

Article III Section 7	W.Va. Code § 31D-8-822

The references to notice by telegram and cablegram were deleted and notice by facsimile or other electronic means was added.

The following two sentences were added to clarify that the notice of a special meeting need not describe the purpose and to permit delivery of notice by other means during an emergency situation:

“The notice need not describe the purpose of the special meeting. If it is necessary to hold a special meeting of the Board of Directors because of an emergency situation, and it is not possible to provide the Board of Directors with written notice within the time proscribed by this Section 7, then notice of the special meeting may be delivered to the Board of Directors by other means, including, without limitation, by electronic transmission, and the time period proscribed by this Section 7 for providing the notice shall be deemed waived.”

Article III Section 11	No applicable code provision

The following sentence was added to clarify the role of the Executive Committee:

“The Executive Committee shall make recommendations regarding nominees to the Board of Directors, and shall be responsible for the management of the budget of the corporation, development of policies and implementation of such policies.”

In addition, language was added to clarify that the creation and appointment of members to a committee must be approved by a majority of the Board of Directors.

Article III Section 12 (New)	No applicable code provision

The following new section describing the duties of the Audit and Compliance Committee was added to Article III:

“AUDIT AND COMPLIANCE COMMITTEE. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors may establish an Audit and Compliance Committee of three (3) or more Directors constituted and appointed by the majority of the Board of Directors from their number who shall meet when deemed necessary. The Audit and Compliance Committee has the primary responsibility to review and evaluate significant matters relating to audit, internal controls and compliance. The Audit and Compliance Committee shall review, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and finance matters. The Audit and Compliance Committee is also responsible for monitoring trust activities. The Audit and Compliance Committee shall act in accordance with its written charter. The Audit and Compliance Committee shall elect a Chairman, and a majority of the whole committee shall constitute a quorum; and the act of a majority of members present at a meeting at which a quorum is present shall be the act of the committee provided all members of the committee have had notice of such meeting or waived such notice. Notice of meetings of the Audit and Compliance Committee shall be the same as required for a special meeting of the Board of Directors as outlined in Section 7 of this Article III.”

Article III Section 13 (New)	No applicable code provision

The following new section describing the duties of the Compensation Committee was added to Article III:

“COMPENSATION COMMITTEE. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors may establish a Compensation Committee consisting of the non-employee members of the Executive Committee who shall meet when deemed necessary. The Compensation Committee shall establish the compensation and evaluate the performance of the President and other executive officers. The Compensation Committee shall elect a Chairman, and a majority of the whole committee shall constitute a quorum; and the act of a majority of members present at a meeting at which a quorum is present shall be the act of the committee provided all members of the committee have had notice of such meeting or waived such notice. Notice of meetings of the Compensation Committee shall be the same as required for a special meeting of the Board of Directors as outlined in Section 7 of this Article III.”

Article III Section 14	W.Va. Code § 31D-8-821

The following sentence was added to clarify the effective date of action taken by written agreement in lieu of meeting:

“Action taken by written agreement in lieu of meeting is effective when the last Director signs the agreement, unless the agreement specifies a different effective date.”

Article III Section 16 (New)	No applicable code provisions

The following new section was added to Article III to require Directors to attend at least 75% of the meetings. If an incumbent Director does not attend 75% of the meetings, then such failure will be considered by the Executive Committee when determining whether to re-nominate such Director.

“ATTENDANCE AT MEETINGS. Each Director must attend seventy-five percent (75%) of the regularly scheduled and committee meetings of the Board of Directors each year. Failure to attend at least seventy-five percent (75%) of the regularly scheduled and committee meetings of the Board of Directors and the reasons for failure to attend such meetings shall be taken into consideration by the Executive Committee when determining whether an incumbent Director should be re-nominated.”

Article III Section 17 (New)	W.Va. Code § 31D-8-808

The following new section was added to Article III to provide a mechanism to remove Directors:

“REMOVAL. At a meeting of shareholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of Directors. If less than the entire board is to be removed, no one of the Directors may be removed if the votes cast against his/her removal would be sufficient to elect him/her. The notice of meeting must state that the purpose, or one of the purposes, of the meeting is removal of one or more of the Directors.”

Article III Section 18 (New)	W.Va. Code § 31D-8-830

The following new section was added to Article III to establish a standard of conduct for actions by Directors:

“STANDARD OF CONDUCT. Each member of the Board of Directors, when discharging the duties of a Director, shall act in good faith and in a manner the Director reasonably believes to be in the best interests of the corporation. The members of the Board of Directors or a committee of the Board, when becoming informed in connection with their decision-making function or devoting attention to their oversight function, shall discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances.”

Article IV Section 1	W.Va. Code § 31D-8-840

The revised corporate code permits any officer to hold more than one office; therefore, the following language in the second sentence was deleted “, except that no person may hold the office of President and Secretary.”

The following sentence was added to clarify that when an officer holds more than one office that officer may not execute, verify or acknowledge any instrument if the instrument is required to be executed, verified or acknowledged by two or more officers:

“No Officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or the bylaws to be executed, acknowledged and verified or countersigned by two or more Officers.”

Article IV Section 5	No applicable code provision	This section was revised to permit either the President or the Chairman to preside over meetings of the Board of Directors and the shareholders.

Article IV Section 10 (New)	W.Va. Code § 31D-8-842

The following new section was added to Article IV to establish a standard of conduct for actions by Officers:

“STANDARDS OF CONDUCT. Each Officer, when performing in his official capacity, shall act in good faith, with the care that a person in a like position would reasonably exercise under similar circumstances and in a manner the officer reasonably believes to be in the best interests of the corporation.”

Article V Section 1	W.Va. Code § 31D-6-625

To permit facsimile signatures of stock certificates, the following sentence was added after the third sentence: “The signatures of an Executive Officer or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation.”

The following sentence was added to the end of the paragraph to set forth the legend requirements if the corporation issues different classes of stock: “If the corporation is authorized to issue different classes or series of shares in its Articles of Incorporation, the designations, rights, preferences and limitations and authority of Board of Directors to determine variations for future series must be summarized on the front or back of the certificate or must state on the certificate that the corporation will furnish such information on request of a shareholder without charge.”

Article VIII	W.Va. Code § 31D-16-1620

The revised corporate code requires that the corporation furnish its shareholders annual financial statements that include a balance sheet, an income statement and a statement of changes in shareholder’s equity. The revised corporate code also requires that the accountant’s report accompany the financial statements if prepared by a public accountant or that the financial statements include a statement by the president or treasurer of the corporation if the financial statements were not prepared by a public accountant. Accordingly, the following was added to the list of financial statements provided to shareholders: “a statement of changes in shareholders’ equity”. The following paragraph was also added to the end of the Article to comply with the revised corporate code:

“If the annual financial statements are prepared by a public accountant, the accountant’s report must accompany the annual financial statements. If the statements are not prepared by a public accountant, then the annual financial statements must be accompanied by a statement by the President or the Treasurer of the corporation (a) stating whether the financial statements were prepared in accordance with generally accepted accounting principles, and if not, describing the basis of preparation and (b) describing any respects in which the financial statements were not prepared by the same accounting method as the preceding year.”

Article IX Sections 1 - 3	W.Va. Code Chapter 31D, Article 8, Part 5	The current indemnification does not correspond to the standards under the revised corporate code; therefore, the standards in Sections 1 and 2 were deleted in their entirety and replaced with a reference to the standards set forth in the West Virginia Business Corporation Act and the regulations set forth in 12 C.F.R. § 359.5.

Article IX Section 4	W.Va. Code § 31D-8-853

The following Section 4 was added to permit the corporation to provide additional indemnification by resolution:

“The Directors of the corporation may, from time to time by resolution, provide for such additional indemnification or advancement of expenses as they deem appropriate to any person, acting for or on behalf of the corporation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such indemnification or advancement of expenses may be authorized in such resolution or resolutions to the extent the Directors deem appropriate under the circumstances, but at no time may the Directors of the corporation provide for additional indemnification or advancement of expenses that is contrary to the laws of the State of West Virginia.”

Article IX Section 7 (New)	W.Va. Code § 31D-8-860

The revised corporate code has rules regarding whether a transaction is a conflicting transaction. These rules were added to Article IX as a new Section 7 which reads as follows:

“CONTRACTS WITH DIRECTORS AND OFFICERS. No contract or transaction between the corporation and one or more of its Directors or Officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or Officers are directors or officers, or have a financial interest, is void or voidable solely for this reason or solely because the Director or Officer is present at or participates in the meeting of the board or a committee thereof which authorizes the contract or transaction or solely because any Director’s or Officer’s votes are counted for the purpose, if:

(a) the material facts as to the Director’s or Officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors constitute less than a quorum; or

(b) The material facts as to the Director’s or Officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote on the contract or transaction and the contract or transaction is specifically approved in good faith by vote of the shareholders entitled to vote; or

(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors or a committee of the Board of Directors.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. On any question involving the authorization, approval or ratification of any such contract or transaction, the names of those voting each way shall be entered on the record of the proceedings.”

Article X Section 1	W.Va. Code §31D-1-151

The following phrase was added to permit notice to shareholders and directors via electronic means in addition to mail and personal delivery:

“by mail, by telephone, voice mail or other electronic means. Notice by mail is effective upon deposit in the United States mail, if mailed postage paid and correctly addressed to the shareholder’s address shown on the corporation’s current record of shareholders. Notice by electronic means is effective when transmitted to the shareholder in a manner authorized by the shareholder.”

Article X Section 2	W.Va. Code §31D-1-151	The terms “telegraph and cable” were deleted and replaced with “electronic means” as a method for providing a waiver of notice.

Article XI	W.Va. Code §31D-16-1602

The revised corporate code provides shareholders with the right to inspect certain corporate documents under certain conditions. These requirements were added as a new Article XI and read as follows:

“INSPECTION OF BOOKS AND RECORDS

Any shareholder is entitled to inspect, during regular business hours at the corporation’s principal office, any of the following records of the corporation, if he gives the corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect:

(a) the corporation’s Articles or Restated Articles of Incorporation and all amendments thereto currently in effect;

(b) the corporation’s bylaws or restated bylaws and all amendments thereto currently in effect;

(c) resolutions adopted by the corporation’s board of directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations if shares issued pursuant to those resolutions are outstanding;

(d) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(e) all written communications to shareholders generally within the past three (3) years, including the financial statements furnished for the past three (3) years; and

(f) a list of the names and business addresses of its current directors and officers.

In addition, a shareholder is entitled to inspect, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the shareholder describes with reasonable particularity his or her purpose and the records he or she desires to inspect, (c) the records are directly connected with his or her purpose, and (d) the shareholder gives the corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy:

(a) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders and records of action taken by the shareholders or Board of Directors without a meeting;

(b) accounting records of the corporation; and

(c) the record of shareholders.”

Section 9 – Financial Statements and Exhibits

Item	9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

3(ii) Amended and Restated Bylaws of First Century Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Century Bankshares, Inc.

Date: February 18, 2005	By:	/s/ J. Ronald Hypes
J. Ronald Hypes, Treasurer
(Principal Accounting and Financial Officer)